                          REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Control and Partners of
Crown Pacific Management Limited Partnership


In our opinion, the accompanying balance sheet presents fairly, in all material respects, the financial position of Crown Pacific Management Limited Partnership at December 31, 1997 in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Partnership's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Portland, Oregon
May 20, 1998

CROWN PACIFIC MANAGEMENT LIMITED PARTNERSHIP
BALANCE SHEET
(IN THOUSANDS)
-------------------------------------------------------------------------------

                                               DECEMBER 31,  MARCH 31,
                                                  1997         1998
                                              ------------  -----------
                                                            (UNAUDITED)
                           ASSETS
Current assets:
 Cash and cash equivalents                       $   66         $  272
 Due from affiliates (Note 3)                       818          1,015
 Prepaid and other current assets                     5              -
                                              ---------      ---------
    Total current assets                            889          1,287
Investment in limited partnerships (Note 2)       1,912          1,800
                                              ---------      ---------
    Total assets                                 $2,801         $3,087
                                              ---------      ---------
                                              ---------      ---------

             LIABILITIES AND PARTNERS' EQUITY
Current liabilities:
 Accounts payable and accrued expenses           $  886         $1,329
Partners' equity                                  1,915          1,758
                                              ---------      ---------
    Total liabilities and partners' equity       $2,801         $3,087
                                              ---------      ---------
                                              ---------      ---------

           The accompanying notes are an integral part of this statement.

1.   THE PARTNERSHIP

     Crown Pacific Management Limited Partnership (the Partnership) is a Delaware limited partnership that was formed August 12, 1994 to become the managing general partner of Crown Pacific Partners, L.P. (MLP). The MLP is a limited partnership that owns and operates timberlands and related manufacturing facilities in Oregon, Idaho, Washington, Arizona and Montana. The Partnership manages the businesses of the MLP and owns a 0.99% general partner interest in the MLP. The Partnership also owns a 1% general partnership interest in Crown Pacific Limited Partnership (the Operating Partnership), a subsidiary of the MLP. The operations of the Operating Partnership represent the majority of the MLP's operations. The ownership interests in these limited partnerships represents the extent of the Partnership's operations and therefore the Partnership is considered to be economically dependent on the MLP as of December 31, 1997 and March 31, 1998. The general partners of the Partnership are Fremont Timber, Inc. and HS Corp. of Oregon.

     The March 31, 1998 financial statements are unaudited and reflect the financial position of the Partnership. In the opinion of management, all material adjustments necessary to present fairly the March 31, 1998 balance sheet have been included. All such adjustments are of a normal and recurring nature and all significant intercompany transactions have been eliminated.

2.   INVESTMENT IN LIMITED PARTNERSHIPS

     The Partnership accounts for its investment in limited partnerships using the equity method because the partners of the Partnership (or their affiliates) have influence on the operations of the MLP and the Operating Partnership and because the Partnership is one of the general partners of the MLP and the sole general partner of the Operating Partnership. Distributions received in excess of the investment balance are recorded as a liability as there may be a financial obligation as general partner of the MLP and the Operating Partnership in the event of financial difficulty.

     The recorded value of the Partnership's investment in limited partnerships is significantly less than the fair value of the equivalent MLP units owned by the Partnership in both the MLP and Operating Partnership. This difference is estimated to be approximately $10.9 million and $11.8 million at December 31, 1997 and March 31, 1998, respectively. The Partnership's underlying equity in the net assets of the limited partnerships approximated the carrying value of its investments at December 31, 1997 and March 31, 1998.

     The transactions with respect to the Partnership's investment in the limited partnerships for the year ended December 31, 1997 and the period ended March 31, 1998 are summarized as follows:


                                               DECEMBER 31,  MARCH 31,
                                                  1997         1998
                                              ------------  -----------
                                                            (UNAUDITED)
Investment in MLP and Operating Partnership
  at beginning of period                        $ 2,537        $ 1,912
Capital contribution                                 --             50
Equity in the income of the MLP and
  Operating Partnership                             552            137
Distributions received                           (1,177)          (299)
                                                -------       --------
Investment in MLP and Operating Partnership
  at end of period                              $ 1,912       $  1,800
                                                -------       --------
                                                -------       --------

Summary financial information for the MLP at December 31, 1997 and March 31, 1998 are as follows:

Balance sheet data:

                                               DECEMBER 31,  MARCH 31,
                                                  1997         1998
                                              ------------  -----------
                                                            (UNAUDITED)
 Current assets                               $ 130,961      $ 147,918
 Timberlands, property, plant and equipment     692,966        686,315
 Other assets                                    15,217         29,957
                                              ---------      ---------
                                              $ 839,144      $ 864,190
                                              ---------      ---------
                                              ---------      ---------

 Current liabilities                          $  55,777      $  65,577
 Long-term debt and other noncurrent
  liabilities                                   575,128        593,665
 Partners' equity                               208,239        204,948
                                              ---------      ---------
                                              $ 839,144      $ 864,190
                                              ---------      ---------
                                              ---------      ---------

     Income statement data:

                                                           THREE MONTHS
                                               YEAR ENDED      ENDED
                                               DECEMBER 31,  MARCH 31,
                                                  1997         1998
                                              ------------  -----------
                                                            (UNAUDITED)
Revenues                                      $ 505,588      $ 153,930
Net income                                       27,683          6,891

3.   DUE FROM AFFILIATES

     The amount due from affiliates principally represents unreimbursed management fees charged to the Operating Partnership.